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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 29, 2000


                         FOX ENTERTAINMENT GROUP, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                      1-14595                    95-457754
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(State or other jurisdiction       (Commission  File          (IRS Employer
       incorporation)                 Number)               Identification No.)


                          1211 Avenue of the Americas
                           New York, New York 10036
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             (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (212) 852-7111

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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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         On December 29, 2000, The News Corporation Limited ("TNCL"), the
majority stockholder of Fox Entertainment Group, Inc. (the "Company"), and WebMD Corporation, a Delaware corporation ("WebMD") formerly known as Healtheon/WebMD Corporation, agreed to revise their comprehensive strategic partnership through a series of related transactions.

         Under the terms of the revised arrangements, WebMD will retain the rights to $205 million in domestic media services over 10 years and will continue to provide its content for use across TNCL's media properties for $48 million over 4 years. WebMD will also gain control over its international efforts following the transfer by TNCL of its 50% interest in their international joint venture. TNCL will be relieved of its obligation to provide $300 million of international media services, the first $100 million of capital, and any future capital requirements to the international joint venture.

         The Company will regain full control of The Health Network, a health-focused cable network, following the transfer by WebMD of its 50% interest. WebMD will be relieved of all future capital commitments to The Health Network and will not be required to issue an additional 8.3 million shares of its common stock in exchange for the Company's 50% interest in The Health Network. Subsidiaries of TNCL will transfer to WebMD the 155,951 shares of WebMD's Series A preferred stock (convertible into 21,282,645 shares of WebMD common stock in January 2003) that it issued in January 2000, of which 105,518 shares (convertible into 14,400,049 shares of WebMD common stock in January 2003) are held by subsidiaries of the Company. WebMD has agreed to issue to TNCL a warrant to acquire 3 million shares of its common stock at an exercise price of $15 per share.

         Consummation of these transactions is subject to Hart Scott Rodino approval.

         All statements contained in this report, other than statements of historical fact, are forward-looking statements. These statements are based on the parties' current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. Risks associated with the Company's business can be found in its Securities and Exchange Commission filings. The Company expressly disclaims any intent or obligation to update these forward-looking statements.


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                                   SIGNATURES
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          Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FOX ENTERTAINMENT GROUP, INC.

                                      By: /s/ Lawrence A. Jacobs
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                                      Name: Lawrence A. Jacobs
                                      Title:  Secretary

Dated: January 9, 2001

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